SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 15, 2003

BANK ONE, DELAWARE, NATIONAL ASSOCIATION

( Formerly FIRST USA BANK, NATIONAL ASSOCIATION)

(Exact name of registrant as specified in its charter)

(As Servicer on behalf of FIRST CHICAGO MASTER TRUST II)

Laws of the United States	0-16337	51-0269396
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

201 North Walnut Street, Wilmington, Delaware	19801

(Address of principal executive offices)	(Zip Code)

302/594-4000
Registrant’s telephone number, including area code

N/A
(Former name, former address and former fiscal year, if changed since last report)

Item 5.    Other Events

The Registrant hereby incorporates by reference the information contained in Exhibit 28 hereto in response to this Item 5.

Item 7.    Financial Statements and Exhibits

(c)    Exhibits

28A.	Excess Spread Analysis

28B.	Monthly Servicer’s Certificate—

Floating Rate Asset Backed Certificates Series 1999-X

Floating Rate Asset Backed Certificates Series 1999-Y

28C.	Certificateholder’s Payment Date Statement—First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1999-X

28D.	Certificateholder’s Payment Date Statement—First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1999-Y

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BANK ONE, DELAWARE, NATIONAL ASSOCIATION

(Formerly FIRST USA BANK, NATIONAL ASSOCIATION)

as Servicer

By:	/s/ MICHAEL J. GRUBB
Name: Michael J. Grubb Title: First Vice President

Date:  April 15, 2003

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit

28A.	Excess Spread Analysis

28B.	Monthly Servicer’s Certificate—

Floating Rate Asset Backed Certificates Series 1999-X

Floating Rate Asset Backed Certificates Series 1999-Y

28C.	Certificateholder’s Payment Date Statement—First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1999-X

28D.	Certificateholder’s Payment Date Statement—First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1999-Y